Exhibit 5

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Lindsay Arthur

Date of last notice	19 January 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest	Mr Arthur’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
(including registered holder)
Note: Provide details of the circumstances giving rise to the relevant interest.

Date of change	19 April 2005

No. of securities held prior to change	15,663 held personally (direct interest)*;
2,000 held by Arthur Beneficiary Pty Ltd, a company owned and controlled by Mr Arthur (indirect interest)*
14,742 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	2,295

Number disposed	—

+ See chapter 19 for defined terms.

1

Value/Consideration	$25,428.60
Note: If consideration is non-cash, provide details and estimated valuation

No. of securities held after change	Held personally: 15,663*
Held by Arthur Beneficiary Pty Ltd: 2,000*
Held under ESAP: 17,037

*unchanged

Nature of change	On market purchase by trustee under ESAP.
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired	—

Interest disposed	—

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

2

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	Marshall McAllister Criser

Date of last notice	4 December 2003

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest	(1) Marshall M Criser Individual Retirement A/C
(including registered holder)	(2) Marshall Criser Profit Sharing Plan
Note: Provide details of the circumstances giving rise to the relevant interest.	(Mr Criser’s interests are as a beneficiary)

Date of change	6 August 2004

No. of securities held prior to change	2,000 held personally (direct interest)*
28,000 held under Marshall M and Paula P Criser Living Trust*

*unchanged

Class	Ordinary

Number acquired	(1) 6,000 (600 ADRs)
(2) 6,000 (600 ADRs)

Number disposed	—

+ See chapter 19 for defined terms.

1

Value/Consideration	(1) US$35,410.02
Note: If consideration is non-cash, provide details and estimated valuation	(2) US$35,410.02

No. of securities held after change	2,000 held personally (direct interest)*
32,000 held under Marshall M and Paula P Criser Living Trust*
6,000 held under Marshall M Criser Individual Retirement A/C
6,000 held under Marshall Criser Profit Sharing Plan

*unchanged

Nature of change	On-market trade
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	n/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired	—

Interest disposed	—

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

2

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Weir Ingram

Date of last notice	19 January 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest (including registered holder)	Mr Ingram’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
Note: Provide details of the circumstances giving rise to the relevant interest.

Date of change	19 April 2005

No. of securities held prior to change	15,000 held personally (direct interest)*
1,635 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	540

Number disposed	—

Value/Consideration	$5,983.20
Note: If consideration is non-cash, provide details and estimated valuation

+ See chapter 19 for defined terms.

1

No. of securities held after change	Held personally: 15,000*
Held under ESAP: 2,175
*unchanged

Nature of change	On market trade
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired

Interest disposed

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

2

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Powell Morschel

Date of last notice	19 January 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest	Mr Morschel’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
(including registered holder)
Note: Provide details of the circumstances giving rise to the relevant interest.

Date of change	19 April 2005

No. of securities held prior to change	39,640 held personally (direct interest)*
17,822 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	2,025

Number disposed	—

Value/Consideration	$22,437.00
Note: If consideration is non-cash, provide details and estimated valuation

+ See chapter 19 for defined terms.

1

No. of securities held after change	Held personally: 39,640*
Held under ESAP: 19,847
*unchanged

Nature of change	On market purchase by trustee under ESAP
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired

Interest disposed

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

2